UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2008

HOLLIS-EDEN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-24672	13-3697002
(Commission File No.)	(IRS Employer Identification No.)

4435 Eastgate Mall, Suite 400

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 587-9333

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2008, Hollis-Eden Pharmaceuticals, Inc. (the “Company”) appointed James M. Frincke, Ph.D., the Company’s current Chief Scientific Officer, to serve as the Company’s Chief Operating Officer. In connection with Dr. Frincke’s appointment, Christopher L. Reading, Ph.D., the Company’s Executive Vice President, Scientific Development, was appointed to serve as the Company’s Chief Scientific Officer.

In addition, on February 1, 2008, the employment relationship between Scott M. Freeman and the Company ended. Dr. Freeman previously served as the Company’s Chief Medical Officer. The Company has appointed Dwight Stickney, the Company’s current Vice President, Medical Affairs, to serve as the Company’s Chief Medical Officer effective as of February 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLIS-EDEN PHARMACEUTICALS, INC.

Dated: February 4, 2008	By:	/s/ Robert W. Weber
Robert W. Weber Chief Accounting Officer and Interim Chief Financial Officer